UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: February 28, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON GLOBAL ASSET

MANAGEMENT TRUST

LEGG MASON

STRATEGIC REAL RETURN FUND

FORM N-Q

FEBRUARY 28, 2011

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited)	February 28, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 33.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	720,874		$803,268
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	347,832		367,969
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	542,020		693,531
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	10,208		11,465
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	266,636		354,064
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	365,040		379,870	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	120,096		124,590
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	356,416		372,260
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	35,584		38,678
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	592,977		649,727
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	126,257		136,712
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	364,075		377,643
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	822,535		904,532
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	629,189		722,141
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	209,230		225,952
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	369,522		404,829
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	432,129		444,923
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	120,227		121,382

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,978,081)					7,133,536

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.8%
Australia - 0.8%
Australia Government, Bonds	4.000%	8/20/20	60,000	AUD	100,156
Australia Government, Bonds	3.000%	9/20/25	70,000	AUD	77,436

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $167,389)					177,592

CORPORATE BONDS & NOTES - 0.4%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	10,000		10,390

FINANCIALS - 0.4%
Capital Markets - 0.1%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	20,000		21,290

Consumer Finance - 0.1%
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	15,000		15,919

Diversified Financial Services - 0.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	10,000		10,445
Citigroup Inc., Senior Notes	6.000%	12/13/13	25,000		27,343

Total Diversified Financial Services					37,788

TOTAL FINANCIALS					74,997

TOTAL CORPORATE BONDS & NOTES (Cost - $80,863)					85,387

	SHARES	VALUE
COMMON STOCKS - 23.6%
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 1.2%
Bayerische Motoren Werke AG	428	34,712	(b)
Ford Motor Co.	1,818	27,361	*
Fuji Heavy Industries Ltd.	5,000	43,087	(b)
Honda Motor Co., Ltd.	400	17,440	(b)
Hyundai Motor Co.	200	31,710	(b)
Kia Motors Corp.	820	41,859	(b)
Toyota Motor Corp.	1,200	55,982	(b)

Total Automobiles		252,151

Household Durables - 0.2%
SEB SA	300	29,500	(b)

TOTAL CONSUMER DISCRETIONARY		281,651

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	February 28, 2011

SECURITY	SHARES	VALUE
CONSUMER STAPLES - 2.3%
Beverages - 0.7%
Anheuser-Busch InBev NV	500	$27,942	(b)
Carlsberg A/S	300	31,898	(b)
Coca Cola Hellenic Bottling Co. SA	900	24,581	(b)
Dr. Pepper Snapple Group Inc.	700	25,242
PepsiCo Inc.	512	32,471

Total Beverages		142,134

Food Products - 1.2%
Archer-Daniels-Midland Co.	420	15,616
Corn Products International Inc.	570	27,827
Hershey Co.	540	28,253
Marine Harvest ASA	16,600	19,480	(b)
Nestle SA, Registered Shares	608	34,416	(b)
Nippon Meat Packers Inc.	2,000	28,058	(b)
Nutreco Holding NV	400	29,599	(b)
Sara Lee Corp.	1,209	20,698
Suedzucker AG	900	24,722	(b)
Tyson Foods Inc., Class A Shares	1,440	26,827

Total Food Products		255,496

Tobacco - 0.4%
British American Tobacco PLC	400	16,008	(b)
Imperial Tobacco Group PLC	700	22,493	(b)
Lorillard Inc.	226	17,350
Philip Morris International Inc.	550	34,529

Total Tobacco		90,380

TOTAL CONSUMER STAPLES		488,010

ENERGY - 2.0%
Energy Equipment & Services - 0.3%
Nabors Industries Ltd.	1,120	31,887	*
Patterson-UTI Energy Inc.	1,160	31,714

Total Energy Equipment & Services		63,601

Oil, Gas & Consumable Fuels - 1.7%
BP PLC	3,350	26,996	(b)
Chevron Corp.	452	46,895
China Petroleum & Chemical Corp., Class H Shares	20,000	20,431	(b)
Eni SpA	900	21,963	(b)
Exxon Mobil Corp.	527	45,074
Marathon Oil Corp.	554	27,478
Pacific Rubiales Energy Corp.	800	26,811
Polski Koncern Naftowy Orlen SA	900	14,327	*(b)
Repsol YPF, SA	917	30,760	(b)
Royal Dutch Shell PLC, Class A Shares	735	26,437
Total SA	700	42,949	(b)
Valero Energy Corp.	1,150	32,407

Total Oil, Gas & Consumable Fuels		362,528

TOTAL ENERGY		426,129

FINANCIALS - 7.8%
Commercial Banks - 4.1%
Agricultural Bank of China, Class H Shares	36,000	17,896	*(b)
Australia & New Zealand Banking Group Ltd.	1,977	48,775	(b)
Banco do Brasil SA	1,500	26,821
Banco Santander SA	2,971	36,567	(b)
Bank of Montreal	200	12,755
Bank of Nova Scotia	500	30,879
Bendigo and Adelaide Bank Ltd.	2,700	25,808	(b)
BNP Paribas SA	430	33,609	(b)
Canadian Imperial Bank of Commerce	300	25,379
Commonwealth Bank of Australia	1,058	57,449	(b)
DBS Group Holdings Ltd.	3,000	33,531	(b)
Grupo Financiero Banorte SAB de CV, Series O Shares	2,900	13,155
Gunma Bank Ltd.	4,000	24,759	(b)

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	February 28, 2011

SECURITY	SHARES	VALUE
Commercial Banks (continued)
Hana Financial Group Inc.	900	$36,067	(b)
HSBC Holdings PLC	7,000	77,042	(b)
Huntington Bancshares Inc.	3,216	21,997
Industrial & Commercial Bank of China Ltd., Class H Shares	17,765	13,661	(b)
M&T Bank Corp.	290	25,535
Mizuho Financial Group Inc.	11,900	24,535	(b)
National Bank of Canada	500	38,526
PT Bank Mandiri	30,500	20,090	(b)
Royal Bank of Canada	400	23,381
Sumitomo Mitsui Financial Group Inc.	1,700	64,347	(b)
Toronto-Dominion Bank	500	41,840
U.S. Bancorp	1,110	30,780
Wells Fargo & Co.	1,660	53,552

Total Commercial Banks		858,736

Consumer Finance - 0.1%
American Express Co.	560	24,399

Diversified Financial Services - 0.3%
JPMorgan Chase & Co.	803	37,492
London Stock Exchange Group PLC	1,700	24,866	(b)

Total Diversified Financial Services		62,358

Insurance - 2.3%
AFLAC Inc.	381	22,426
Allianz AG, Registered Shares	400	57,641	(b)
Allstate Corp.	565	17,956
American Financial Group Inc.	587	20,328
Amlin PLC	2,500	15,758	(b)
Assurant Inc.	506	20,559
Aviva PLC	3,078	23,421	(b)
Axis Capital Holdings Ltd.	720	26,150
Hartford Financial Services Group Inc.	750	22,200
Industrial Alliance Insurance and Financial Services Inc.	900	36,554
Legal & General Group PLC	16,300	31,471	(b)
Manulife Financial Corp.	1,300	24,567
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	100	16,698	(b)
PICC Property & Casualty Co., Ltd.	18,000	22,728	*(b)
Prudential Financial Inc.	380	25,015
Sun Life Financial Inc.	700	23,250
Swiss Reinsurance	600	36,770	(b)
Transatlantic Holdings Inc.	306	15,584
Travelers Cos. Inc.	600	35,958

Total Insurance		495,034

Real Estate Investment Trusts (REITs) - 0.7%
Dexus Property Group	30,700	26,815	(b)
Duke Realty Corp.	2,260	31,798
Gecina SA	200	25,903	(b)
Stockland	6,400	24,826	(b)
Westfield Group	3,400	33,870	(b)

Total Real Estate Investment Trusts (REITs)		143,212

Real Estate Management & Development - 0.3%
China Overseas Land & Investment Ltd.	8,000	13,327	(b)
Jones Lang LaSalle Inc.	241	23,719
Wheelock & Co. Ltd.	7,000	25,557	(b)

Total Real Estate Management & Development		62,603

TOTAL FINANCIALS		1,646,342

HEALTH CARE - 3.3%
Health Care Providers & Services - 0.8%
AmerisourceBergen Corp.	760	28,812
Community Health Systems Inc.	460	18,800	*
Coventry Health Care Inc.	680	20,536	*
Humana Inc.	344	22,363	*
Medco Health Solutions Inc.	240	14,794	*
UnitedHealth Group Inc.	1,110	47,264
WellPoint Inc.	319	21,204	*

Total Health Care Providers & Services		173,773

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	February 28, 2011

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.5%
Abbott Laboratories	626	$30,111
AstraZeneca PLC	960	46,809	(b)
Bristol-Myers Squibb Co.	580	14,970
Dr. Reddy’s Laboratories Ltd., ADR	740	25,197
Eli Lilly & Co.	1,180	40,781
Endo Pharmaceuticals Holdings Inc.	681	24,189	*
Forest Laboratories Inc.	1,023	33,145	*
GlaxoSmithKline PLC	1,143	21,972	(b)
H. Lundbeck A/S	856	19,557	(b)
Meda AB, Class A Shares	2,900	25,385	(b)
Merck & Co. Inc.	1,056	34,394
Merck KGaA	300	27,130	(b)
Novartis AG, Registered Shares	544	30,551	(b)
Pfizer Inc.	1,078	20,741
Sanofi-Aventis	757	52,257	(b)
Teva Pharmaceutical Industries Ltd., ADR	800	40,080
Warner Chilcott PLC, Class A Shares	1,084	25,669

Total Pharmaceuticals		512,938

TOTAL HEALTH CARE		686,711

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.4%
Lockheed Martin Corp.	340	26,914
Northrop Grumman Corp.	480	32,006
Safran SA	700	24,930	(b)

Total Aerospace & Defense		83,850

Air Freight & Logistics - 0.1%
Ryder System Inc.	500	23,915

Construction & Engineering - 0.1%
Fomento de Construcciones y Contratas SA	456	14,552	(b)

Electrical Equipment - 0.2%
Nexans SA	300	27,154	(b)
Sumitomo Electric Industries Ltd.	1,200	17,611	(b)

Total Electrical Equipment		44,765

Industrial Conglomerates - 0.6%
DCC PLC	871	27,944	(b)
General Electric Co.	913	19,100
SembCorp Industries Ltd.	7,000	26,237	(b)
Siemens AG, Registered Shares	322	43,357	(b)

Total Industrial Conglomerates		116,638

Machinery - 0.6%
Caterpillar Inc.	180	18,527
JTEKT Corp.	1,400	20,666	(b)
Metso Corp.	500	25,838	(b)
NSK Ltd.	3,000	28,674	(b)
Volvo AB, Class B Shares	1,800	31,137	*(b)

Total Machinery		124,842

Road & Rail - 0.3%
Central Japan Railway Co.	4	35,817	(b)
CSX Corp.	210	15,679
FirstGroup PLC	3,600	21,345	(b)

Total Road & Rail		72,841

Trading Companies & Distributors - 0.1%
Mitsui & Co., Ltd.	1,100	20,075	(b)

TOTAL INDUSTRIALS		501,478

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.3%
Arrow Electronics Inc.	531	20,815	*
Hitachi Ltd.	4,000	24,284	(b)

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	February 28, 2011

SECURITY	SHARES	VALUE
Electronic Equipment, Instruments & Components (continued)
Tech Data Corp.	344	$17,055	*

Total Electronic Equipment, Instruments & Components		62,154

Office Electronics - 0.2%
Canon Inc.	1,000	48,365	(b)

TOTAL INFORMATION TECHNOLOGY		110,519

MATERIALS - 2.4%
Chemicals - 1.4%
BASF SE	511	42,490	(b)
Celanese Corp., Series A Shares	500	20,725
Dow Chemical Co.	1,110	41,248
E.I. du Pont de Nemours & Co.	650	35,665
JSR Corp.	1,400	30,071	(b)
Lanxess AG	430	32,002	(b)
Lubrizol Corp.	250	27,218
Ube Industries Ltd.	8,000	25,926	(b)
Umicore	500	25,230	(b)
Yara International ASA	400	21,199	(b)

Total Chemicals		301,774

Metals & Mining - 1.0%
BHP Billiton Ltd.	400	18,898	(b)
Cherepovets MK Severstal, GDR, Registered Shares	1,308	24,943
Mining & Metallurgical Co. Norilsk Nickel, ADR	1,700	41,055
Rio Tinto Ltd.	200	17,456	(b)
Rio Tinto PLC	376	26,522	(b)
Teck Cominco Ltd., Class B Shares	400	22,130
Vale SA, ADR	1,600	54,768

Total Metals & Mining		205,772

TOTAL MATERIALS		507,546

UTILITIES - 1.5%
Electric Utilities - 1.0%
Exelon Corp.	850	35,496
FirstEnergy Corp.	432	16,545
HongKong Electric Holdings Ltd.	4,500	29,421	(b)
Kansai Electric Power Co. Inc.	1,100	28,877	(b)
Kyushu Electric Power Co. Inc.	1,000	23,226	(b)
NV Energy Inc.	1,700	24,973
Tokyo Electric Power Co. Inc.	1,600	41,390	(b)

Total Electric Utilities		199,928

Gas Utilities - 0.2%
Snam Rete Gas SpA	3,490	19,090	(b)
Tokyo Gas Co., Ltd.	7,000	31,266	(b)

Total Gas Utilities		50,356

Independent Power Producers & Energy Traders - 0.1%
Drax Group PLC	3,500	22,460	(b)

Multi-Utilities - 0.1%
Integrys Energy Group Inc.	336	16,454

Water Utilities - 0.1%
Severn Trent PLC	1,000	24,199	(b)

TOTAL UTILITIES		313,397

TOTAL COMMON STOCKS (Cost - $4,240,773)		4,961,783

INVESTMENTS IN UNDERLYING FUNDS - 12.8%
iShares Trust - iShares Barclays TIPS Bond Fund	611	66,080
iShares Trust - iShares MSCI EAFE Index Fund	4,532	278,945
iShares Trust - iShares MSCI Japan Index Fund	35,539	409,765
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	27,748	1,660,995
Vanguard Total Stock Market ETF	4,030	276,901

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $2,165,293)		2,692,686

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	February 28, 2011

SECURITY			SHARES	VALUE
PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Commercial Banks - 0.5%
Banco Bradesco SA			2,200	$42,313
Itau Unibanco Holding SA			1,800	40,029
Itausa - Investimentos Itau SA			3,000	21,889

TOTAL PREFERRED STOCKS (Cost - $97,893)				104,231

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Euro, Call @ $1.35		3/3/11	147,600	9
U.S. Treasury 10-Year Notes, Put @ $117.5		3/25/11	5	1,875

TOTAL PURCHASED OPTIONS (Cost - $6,106)				1,884

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $13,736,398)				15,157,099

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 19.3%
Repurchase Agreements - 19.3%
Goldman Sachs & Co. repurchase agreement dated 2/28/11; Proceeds at maturity - $2,962,495; (Fully collateralized by U.S. government agency obligations, 0.850% due 2/8/13; Market value - $3,028,007)	0.180%	3/1/11	2,962,480	2,962,480
State Street Bank & Trust Co. repurchase agreement dated 2/28/11; Proceeds at maturity - $1,111,000; (Fully collateralized by U.S. Treasury Notes, 1.000% due 4/30/12 ; Market Value - $1,137,211)	0.010%	3/1/11	1,111,000	1,111,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,073,480)				4,073,480

TOTAL INVESTMENTS - 91.3% (Cost - $17,809,878#)				19,230,579

Other Assets in Excess of Liabilities - 8.7%				1,821,501

TOTAL NET ASSETS - 100.0%				$21,052,080

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt

AUD	— Australian Dollar

GDR	— Global Depositary Receipt

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	3/25/11	$116.50	5	$938
(Premiums received - $3,031)

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”), is a separate non-diversified series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). Among other investments, the Subsidiary may invest in commodity-linked instruments. This schedule of investments is a consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, which is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Investments in the underlying funds, excluding exchanged-traded funds, are valued at the closing net asset value per share of each underlying fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$7,133,536	—	$7,133,536
Non-U.S. treasury inflation protected securities	—	177,592	—	177,592
Corporate bonds & notes	—	85,387	—	85,387

Notes to Consolidated Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks	$2,275,713	2,686,070	—	4,961,783
Investments in underlying funds	2,692,686	—	—	2,692,686
Preferred stocks	104,231	—	—	104,231
Purchased options	1,875	9	—	1,884

Total long-term investments	$5,074,505	$10,082,594	—	$15,157,099

Short-term investments†	—	4,073,480	—	4,073,480

Total investments	$5,074,505	$14,156,074	—	$19,230,579

Other financial instruments:
Futures contracts	$129,438	—	—	$129,438
Forward foreign currency contracts	—	$240,037	—	240,037
Commodity index swaps	—	97,649	—	97,649

Total other financial instruments	$129,438	$337,686	—	$467,124

Total	$5,203,943	$14,493,760	—	$19,697,703

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$938	—	—	$938
Futures contracts	21,152	—	—	21,152
Forward foreign currency contracts	—	$1,428	—	1,428

Total	$22,090	$1,428	—	$23,518

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, commodities or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(d) Forward Foreign Currency Contracts. The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Commodity Swaps

The Fund enters into commodity swaps. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,428. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,514,093
Gross unrealized depreciation	(93,392)

Net unrealized appreciation	$1,420,701

During the period ended February 28, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding November 30, 2010	—	—
Options written	8	5,552
Options closed	(3)	(2,251)
Options expired	—	—

Written options, outstanding February 28, 2011	5	$3,031

At February 28, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Goldman Sachs Commodity Index Futures	15	3/11	$2,465,562	$2,595,000	$129,438

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Contracts to Sell:
DJ Euro Stoxx 50 Index Futures	10	3/11	394,627	415,779	(21,152)

Net unrealized gain on open future contracts					$108,286

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Morgan Stanley & Co. Inc.	1,135,000	$1,153,611	3/16/11	$36,873
Australian Dollar	Morgan Stanley & Co. Inc.	23,000	23,377	3/16/11	876
Canadian Dollar	Morgan Stanley & Co. Inc.	1,133,000	1,165,824	3/16/11	42,358
Canadian Dollar	Morgan Stanley & Co. Inc.	5,000	5,145	3/16/11	177
Euro	Citibank N.A.	57,000	78,580	5/18/11	(218)
Mexican Peso	Morgan Stanley & Co. Inc.	13,954,000	1,151,512	3/16/11	32,678
Mexican Peso	Morgan Stanley & Co. Inc.	191,000	15,762	3/16/11	459
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,494,000	1,122,925	3/16/11	4,677
New Zealand Dollar	Morgan Stanley & Co. Inc.	51,000	38,333	3/16/11	867
Norwegian Krone	Morgan Stanley & Co. Inc.	78,000	13,918	3/16/11	838
Norwegian Krone	Morgan Stanley & Co. Inc.	6,700,000	1,195,511	3/16/11	72,756
Swiss Franc	Morgan Stanley & Co. Inc.	1,092,000	1,175,471	3/16/11	47,192
Swiss Franc	Morgan Stanley & Co. Inc.	4,000	4,306	3/16/11	154

					239,687

Contracts to Sell:
Australian Dollar	Citibank N.A.	171,964	173,415	5/18/11	(1,210)
Euro	Credit Suisse London	57,022	78,610	5/18/11	132

					(1,078)

Net unrealized gain on open forward foreign currency contracts					$238,609

At February 28, 2011, the Fund held the following commodity index swap contracts:

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation
Morgan Stanley Capital Group Inc.	April 5, 2011	Treasury Bill Rate plus Fees	Commodity Index Basket	$2,000,000	$97,649	*

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2011.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	$(21,152)	$(938)	$1,875	—	—	—	$(20,215)
Foreign Exchange Contracts	—	—	—	9	$240,037	$(1,428)	—	238,618
Commodity Contracts	$129,438	—	—	—	—	—	$97,649	227,087

Total	$129,438	$(21,152)	$(938)	$1,884	$240,037	$(1,428)	$97,649	$445,490

During the period ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$1,699

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Written options	235
Forward foreign currency contracts (to buy)	7,043,481
Forward foreign currency contracts (to sell)	248,283
Futures contracts (to buy)	2,249,625
Futures contracts (to sell)	509,108

Average notional balance
Commodity index swap contracts	$1,875,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

Date: April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

Date: April 25, 2011

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: April 25, 2011